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                                                                   EXHIBIT 10.35
                               BIOPURE CORPORATION

                 EMPLOYEE AGREEMENT CONCERNING PROTECTION OF
                      COMPANY PROPERTY AND THE ARBITRATION
                                OF LEGAL DISPUTES

      AGREEMENT dated as of _____________________________, 1999, by and between
(the "Employee") and Biopure Corporation (the "Company").

      INTRODUCTION. The principal purpose of this Agreement is to acknowledge certain of the Employee's responsibilities relating to the protection of confidential information and inventions and protection of the business of the Company from competition for limited periods. Since these matters are vital to the preservation and development of the Company's business, both the Company and its employees have a common interest and responsibility in carrying out this Agreement.

      In this Agreement, the Employee acknowledges, among other things, that any innovations, inventions, or discoveries which are made by the Employee in connection with his(1) employment, are the exclusive property of the Company. In addition, the Employee agrees to hold and maintain confidential certain secret, confidential and/or proprietary information which is the property of the Company, to return all such information to the Company when he leaves the employ of the Company and not to compete with the Company during his employment and for a limited period thereafter. The formal details of these and certain other agreements are set forth below.

      This Agreement further provides that with the exception of the Company's right to seek injunctive relief and damages in court to restrain and remedy violations of this Agreement, all legal disputes arising between the Employee and the Company which cannot be resolved informally shall be determined through final and binding arbitration in accordance with Biopure's "Mandatory Policy Regarding Resolution of Legal Disputes," a copy of which is attached hereto, and the terms of which are incorporated herein.

      This Agreement is important because it confirms and creates certain obligations which are binding on the Employee, and provides a mechanism for resolving legal disputes between the Company and the Employee; it should be read completely and carefully before being signed.



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(1) Masculine pronouns are used solely for convenience of reference, and are intended to have general application.
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      In consideration of, and as part of the terms of, the employment or continued employment of the Employee by the Company, the compensation paid and to be paid by the Company to the Employee, the entrusting to the Employee of certain of the Company's trade secrets and proprietary information, and the mutual covenants and promises set forth herein, the Employee and the Company agree as follows:

      1. CONFIDENTIAL INFORMATION. The Employee recognizes and acknowledges that the Company's trade secrets, know-how and proprietary processes as they may exist from time to time (including, without limitation, information regarding methods, processes, synthesis techniques, protein and nucleic acid sequences, purification techniques and assay procedures) as well as the Company's confidential business plans and financial data, and confidential information belonging to third parties which may from time to time be disclosed or made available to the Company (together, "Confidential Information") are valuable, special and unique assets of the Company's business. Without the Company's express prior written consent, the Employee will not, at any time during or after his employment by the Company, use any Confidential Information for himself or others, or disclose or communicate any Confidential Information to any third party for any purpose whatsoever.

      2. EXTENT OF SERVICES; NON-COMPETITION. The Employee will devote his best efforts, attention and energies to the Company's business. During the period of employment and for five years thereafter, the Employee will not, directly or indirectly, engage in (or own interest in any entity which engages in) activities in competition with the business or potential business of the Company. In addition, during the same period, the Employee will not, directly or indirectly, solicit, hire, or attempt to persuade any employee or agent of, or consultant to, the Company to terminate his relationship with the Company. The time period provided for herein shall be extended for any period of time in which the Employee is in violation of any of the provisions of this Section.

      3. INVENTIONS. All discoveries, inventions, improvements (including, but not limited to, all processes, technologies and procedures, ideas and innovations, whether or not patentable or copyrightable including all data and records pertaining thereto), which the Employee may invent, discover, originate, make or conceive during the term of his employment and for a period of six months thereafter, either alone or with others and whether or not during working hours or by the use of facilities of the Company, and which arise out of research conducted by, for or under the direction of the Company or which relate to, or are or may be likely be, useful in connection with the business of the Company. The Employee will promptly and fully disclose Inventions to the Company, and will promptly record Inventions in such form as the Company may request. The Employee will assign to the Company all right, title and interest to all Inventions reduced to writing, drawings or practice by or for the Employee, or an assignee or successor, within six months after termination of employment. This Agreement shall not be construed to limit in any way any "shop rights" or other common law or contractual rights of the Company with respect to any Inventions or Confidential Information, which the Company has or may have by virtue of the Employee's employment or otherwise.
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      The Employee will execute upon the Company's request at any time, and at the Company's expense, any applications, assignments and other documents that the Company may deem necessary or desirable to protect or perfect its rights (including any patent rights) in the Inventions, and will assist the Company, at the Company's expense, in obtaining, defending, and enforcing its rights therein, all without further compensation or payments to the Employee. The Employee hereby appoints the Company his attorney-in-fact for purposes of effecting any or all of the foregoing.

      4. TERMINATION; RETURN OF DOCUMENTS. All originals, copies and summaries of manuals, memorandums, notes, notebooks, records, reports, plans, drawings, and other documents or items of any kind concerning any matters affecting or relating to the present or potential business of the Company, whether or not they contain Confidential Information, are and shall continue to be the property of the Company, and all of such documents or items in the possession or under the control of the Employee will be delivered to the Company by the Employee immediately upon termination of his employment.

      5. FREEDOM TO CONTRACT, The Employee represents that he is free to enter into this Agreement, that he has not and will not become subject to any agreement in conflict with this Agreement, and that he will not disclose to the Company or use for the Company's benefit any trade secrets or confidential information which is the property of another party.

      6. RESOLUTION OF LEGAL DISPUTES THROUGH BINDING ARBITRATION. Any legal dispute arising between the Employee and the Company (other than a claim by the Company that the Employee has committed an actual or threatened breach, default or violation of the provisions set forth in paragraphs 1 through 4 hereof), which legal dispute or claim cannot be resolved informally, shall be resolved through final and binding arbitration in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association in effect as of November 1, 1993, as amended by Biopure's "Mandatory Policy Regarding Resolution of Legal Disputes." "Legal dispute" when applied to an employee claim means a claim by an employee that Biopure Corporation or one of its agents has breached a legal obligation to the employee by violating a statute, regulation or common law obligation applicable in the employment relationship. Nothing in this Agreement shall be construed to alter the nature of the employment relationship between the Company and the Employee, or to confer on the Employee any right of continued employment for a particular term of time or to require cause for the termination of the employment relationship.

      7. ENFORCEMENT. The Employee agrees and acknowledges that the Company will suffer irreparable injury and damage and cannot be reasonably or adequately compensated in monetary damages for the loss by the Company of its benefits or rights under this Agreement as the result of a breach, default or violation by the Employee of his obligations under paragraph 1 through 4, hereunder. Accordingly, the Company shall be
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entitled, in addition to all other remedies which may be available equitable relief in any court of competent jurisdiction to prevent or otherwise restrain or terminate any actual or threatened breach, default or violation by the Employee of any provision contained in paragraphs 1 through 4 hereof or to enforce any such provision.

     8. MISCELLANEOUS. This Agreement shall inure to the benefit of and be binding upon the parties' successors, assigns and legal representatives, provided, however, that the Employee's obligations under this Agreement may not be assigned. This Agreement may be executed in two or more counterparts, all of which together shall constitute a single agreement. This Agreement together with the Company's "Mandatory Policy Regarding Resolution of Legal Disputes," which is incorporated herein by reference, constitute the sole and entire agreement and understanding of the parties with respect to the subject matter hereof. No prior or contemporaneous agreement, whether written or oral, shall be construed to change, amend, alter, repeal or invalidate this Agreement. A waiver by one party of a breach of this Agreement by the other party shall not be construed as a waiver of any subsequent or similar breach. This Agreement may be amended or terminated only by written agreement of both parties hereto.

IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first written above as a sealed instrument to be governed by the laws of the Commonwealth of Massachusetts.

EMPLOYEE:                                  COMPANY:

                                           BIOPURE CORPORATION



____________________________________       By:_________________________________
(Signature)                                Title:______________________________



____________________________________
(Print Name)